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                              AMENDED AND RESTATED
                               RSX HOLDINGS, INC.
                                 1996 STOCK PLAN

     1. PURPOSES OF THIS PLAN. The RSx Holdings, Inc. 1996 Stock Plan (this "PLAN") is intended to implement the stock plan of RSX HOLDINGS, INC., a Delaware corporation (the "COMPANY"). Certain capitalized terms used in this Plan shall have the meanings ascribed to them in Section 2. The purposes of this Plan are: (a) to attract and retain the best available people for positions with the Company, (b) to provide additional incentive to certain employees of, directors of and consultants to the Company and any Parent or Subsidiary, and (c) to promote the success of the Company's business. Options granted under this Plan may be Incentive Stock Options subject to the applicable provisions of Section 422 of the Code or Nonstatutory Stock Options, as determined by the Board. Stock Purchase Rights may also be granted under this Plan. The Options and Stock Purchase Rights are condensed into one Plan solely for the purposes of administrative convenience and are not intended to constitute tandem plans.

     2.  DEFINITIONS.  The following definitions shall apply:

       (a) "ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

       (b) "BENEFITS OF OWNERSHIP" means any dividend, stock dividend, distribution or any other economic benefit, but shall not include voting rights.

       (c) "BOARD" means the Board of Directors of the Company, a Parent or a Subsidiary, as appropriate.

       (d) "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

       (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4.

       (f) "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

       (g) "CONSULTANT" means a person or entity who is providing services to the Company, or any Parent or Subsidiary, as an independent contractor.

       (h)  "DIRECTOR" means a member of the Board.

       (i) "ELIGIBLE PERSON" means a person eligible to be granted Stock Rights pursuant to Section 5.

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       (j)  "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. The payment of a Director's fee by the Company shall not be sufficient to constitute employment by the Company.

       (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       (l) "FAIR MARKET VALUE" means, as applied to a specific date, the fair market value per Share on such date as determined in good faith by the Board in the following manner: (1) if the Shares are then listed on any national or regional stock exchange, Fair Market Value shall be the mean between the high and low sales price on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported; (2) if the Shares are not so listed, then Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; (3) in the absence of either of the foregoing, Fair Market Value shall be determined by the Board in its absolute discretion after giving consideration to the book value, the earnings history and the prospects of the Company in light of market conditions generally. The Board may rely upon an appraisal by a reputable third party to determine Fair Market Value. The Fair Market Value determined by this paragraph shall be final, binding and conclusive on all parties.

       (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

       (n) "IPO" means the consummation of the first firm commitment or best efforts underwritten public offering of the Company's equity securities registered with the Securities and Exchange Commission.

       (o) "NON-EMPLOYEE DIRECTOR" means "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

       (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

       (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

       (r)  "OPTION" means a stock option granted pursuant to this Plan.

       (s) "OPTION AGREEMENT" means an agreement evidencing an Option, substantially in the form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve.

       (t) "OPTION PERIOD" means the period in which an Option may be exercised, to be established by the Board, subject to Section 7.

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       (u)  "OPTION PRICE" means the per share price of Shares to be issued pursuant to an Option, as determined by the Board subject to
            Section 8.

       (v) "OPTION GRANT DATE" means the date on which an Option is granted by the Board.

       (w)  "OPTIONED STOCK" means the Common Stock subject to a Stock Right.

       (x)  "OPTIONEE" means an Eligible Person who receives a Stock Right.

       (y) "PARENT" means a "parent corporation" of the Company whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (z)  "PLAN" means this RSx Holdings, Inc. 1996 Stock Plan.

       (aa) "SELLING HOLDERS" shall have the meaning set forth in
            Section 19(a).

       (bb) "RIGHT NOTICE" means written notice of the terms, conditions and restrictions related to the offer of Stock Purchase Rights, including the number of Shares that a person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Board makes the determination to grant Stock Purchase Rights.

       (cc) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13.

       (dd) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 12.

       (ee) "STOCK RIGHTS" means rights under a Stock Purchase Right or an Option.

       (ff) "SUBJECT SHARES" means the Shares acquired upon exercise of any Stock Right by the Optionee, his assigns, heirs, legatees or legal representatives, together with any shares of stock issued by the Company as a dividend or other distribution on such shares; or the securities issued upon the exchange or conversion of such Shares.

       (gg) "SUBSIDIARY" means a "subsidiary corporation" of the Company whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.  STOCK SUBJECT TO THIS PLAN.  Subject to the second paragraph of this
Section 3 and to Section 13, the maximum aggregate number of Shares which may be subject to Option and/or sold pursuant to a Stock Purchase Right under this Plan is 11,100 Shares. The aggregate number of Shares which may be subject to Stock Rights granted to any Optionee during any calendar year may not exceed 100% of the Shares subject to this Plan from time to time.

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     If a Stock Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject to the Stock Right shall become available for future grants of Stock Rights under this Plan. However, Shares that have actually been issued under this Plan upon exercise of a Stock Right shall not be returned to this Plan and shall not become available for future distribution under this Plan, except that if Shares are repurchased by the Company at their original purchase price and the original purchaser of such Shares did not receive any Benefits of Ownership of such Shares, such Shares shall become available for future grant under this Plan.

     4.  ADMINISTRATION OF THIS PLAN.

       (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two Directors to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, and remove all members of the Committee, and thereafter, directly administer this Plan. Any references in this Plan to the Board shall refer to the Committee, if one is appointed, to the extent of the Committee's authority. If at any time any class of equity securities of the Company is registered pursuant to Section 12(b) or (g) of the Exchange Act, then thereafter, to the extent possible, the Committee shall consist of two or more Non-Employee Directors.

       (b) LIMITATIONS ON MEMBERS OF BOARD. Members of the Board who either are eligible for Stock Rights or have been granted Stock Rights may vote on any matters affecting the administration of this Plan or the grant of any Stock Rights pursuant to this Plan, except that no such member shall act in connection with a Stock Right granted to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to a Stock Right of such member. If, at any time, awards made under this Plan shall be subject to Section 162(m) of the Code, this Plan shall be administered by a Committee comprised only of "outside directors" (within the meaning of Treas. Reg. Section 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the regulations promulgated thereunder.

       (c) POWERS OF THE BOARD. Subject to the provisions of this Plan, the Board shall have the authority, in its discretion, to make all determinations necessary or advisable for the administration of this Plan including, without limitation:

          (i) to determine, upon review of relevant information, the then Fair Market Value;

         (ii) to determine the exercise price of the Options to be granted, subject to the provisions of Section 8;

        (iii) to determine the Employees and other Eligible Persons to whom Stock Rights are granted under this Plan, and the time or times at which Stock Rights shall be granted and the number of Shares of Optioned Stock to be represented by each Stock Right;

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         (iv)  to determine whether Stock Rights granted under this Plan shall be granted as an Incentive Stock Option, a Nonstatutory Stock Option or a Stock Purchase Right;

          (v) to prescribe, amend and rescind rules and regulations relating to this Plan;

         (vi) to determine the terms and provisions of each Stock Right granted under this Plan, which terms and provisions need not be identical among the Stock Rights;

        (vii) to accelerate the date or dates of exercise of any Option, pursuant to this Plan;

       (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

         (ix) to construe and interpret this Plan, the Option Agreements and any other agreement provided for under this Plan; and

          (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Stock Right previously granted by the Board or to take such other actions as may be necessary or advisable with respect to (1) the Company's rights pursuant to an Option, an Option Agreement or any other agreement approved under this Plan, (2) the specific duties delegated by the Board to any Committee, and (3) the application for and receipt of the approval of any relevant authorities, including the approval of any stock exchange upon which the Common Stock is listed, if required.

       (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of Stock Rights.

     5.  ELIGIBILITY.

       (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. An Employee. Consultant or Director who has been granted a Stock Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

       (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that Section 422(d) or any successor section of the Code is applicable to the Option and the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 or the Code otherwise requires, such Options shall be treated as Nonstatutory Stock Options. For purposes of this

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            Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

       (c) Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to this Plan.

     6. EFFECTIVE DATE. The Effective Date of this Plan shall be the date of its adoption by the Board of Directors; provided, however, that no Option shall be exercisable prior to the approval of this Plan by the holders of a majority of the Shares represented at a meeting of the stockholders at which this Plan is considered or by a majority of the outstanding Shares by written consent. If such approval is not obtained within one year after the Effective Date, then this Plan and all Stock Rights granted thereunder shall automatically terminate on the first anniversary of the Effective Date. The Plan shall terminate (unless earlier terminated pursuant to Section 13) ten (10) years from the earlier of (i) the date this Plan was adopted by the Board or (ii) the date this Plan was approved by the shareholders of the Company.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8.  OPTION EXERCISE PRICE AND CONSIDERATION.

       (a) PRICE. The Option Price for the Shares to be issued pursuant to an Option granted under this Plan shall be such price as is determined by the Board in its sole discretion. Notwithstanding the foregoing, (i) with respect to Incentive Stock Options, the Option Price shall in no event be less than one hundred percent (100%) of the Fair Market Value on the Option Grant Date, as determined by the Board; (ii) with respect to Nonstatutory Stock Options, the Option Price shall in no event be less than eighty-five percent (85%) of the Fair Market Value on the Option Grant Date, as determined by the Board; and
(iii) in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent, Subsidiary or predecessor corporation (determined as required by the Code as applied to Incentive Stock Options), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value as of the Option Grant Date, as determined by the Board.

       (b) FORM OF CONSIDERATION. The form of consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist of cash or the surrender of Shares having a Fair Market Value with an aggregate value on the date of surrender equal to the purchase price of the Shares as to which said Option shall be exercised, a combination thereof, or such other consideration and method of payment for the issuance of Shares as is permitted under applicable law.

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       (c)  SURRENDERED SHARES.  If the consideration for the exercise of an
Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding the Optionee's title to the Shares used to effect the purchase including, without limitation, representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. All Shares to be tendered as consideration for the exercise of an Option must be held by the Optionee for a period of at least six (6) months prior to surrender. The value of the Shares surrendered to effect the purchase shall be the Fair Market Value of such Shares, multiplied by the number of Shares surrendered.

     9.  EXERCISE OF OPTION.

       (a) GENERAL TERMS. Unless an accelerated version of the following vesting schedule is provided in the Option Agreement by the Board in its sole discretion, each Option shall become exercisable for that number of Shares equal to at least twenty percent (20%) of the total number of Shares subject to the Option each year; such that on or after the first anniversary of the grant of the Option, the Option shall be exercisable for at least twenty percent (20%) of the total number of Shares subject to the Option, on or after the second anniversary of the grant of the Option, the Option shall be exercisable for at least forty percent (40%) of the total number of Shares subject to the Option, and so on, provided, however, that Options granted to the Company's officers or directors may vest, subject to reasonable conditions such as continued employment, at any time or during any period as determined by the Board, including periods that extend for more than five (5) years. In all events, in order to exercise an Option, the Optionee shall execute an agreement and other documents reasonably required by the Board and shall deliver the required (or permitted) exercise consideration to the Company.

       (b) PARTIAL EXERCISE. An Option may be exercised from time to time during the term of the Option for all or any portion of the Shares for which an Option is then exercisable. No Option may be exercised for a fraction of a Share.

       (c) TIME OF EXERCISE. An Option shall be deemed to be exercised when the Company has received at its principal business office: (i) written notice of such exercise in accordance with the terms of the applicable Option Agreement and given by the person entitled to exercise the Option; (ii) full payment for the Shares with respect to which the Option is exercised; and (iii) any other representations or agreements required by this Plan or the Option Agreement.

       (d) NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. Until the Option is properly exercised and the Company receives full payment for the Shares with respect to which the Option is exercised, no right to receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Option is properly exercised and payment in full is received.

       (e) ISSUANCE OF SHARE CERTIFICATES. As soon as practicable after any exercise of an Option and payment in full for the exercised Shares, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal business office of the Company, or such

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other place as shall be mutually acceptable, a certificate or certificates representing the Shares for which the Option has been exercised. The time of issuance and delivery of the certificate(s) representing the Shares may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such Shares.

     10.  TERMINATION OF EMPLOYMENT; DEATH OR DISABILITY.

       (a) GENERAL. Upon termination of the Optionee's Eligible Person status, any Stock Right may be exercised to the extent it was vested and exercisable on the date of such termination of Eligible Person status, within the earlier of (i) thirty (30) days following the date of such termination of Eligible Person status, and (ii) the time such Stock Right expires by its terms; provided, however, if an Optionee who was an Employee remains a Director after his or her employment has been terminated, any Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three (3) months and one (1) day following such termination. To the extent that the Optionee was not entitled to exercise the Stock Right at the date of termination or if the Optionee has not exercised such Stock Right to the extent so entitled within the time specified in this Plan, the unexercised Stock Right shall terminate.

       (b) TERMINATION FOR DISABILITY. When the Optionee becomes neither an Employee, Consultant or Director as a result of his or her disability, the Optionee may exercise the Stock Right to the extent such Optionee otherwise was entitled to exercise it at the date of such termination within the earlier of
(i) twelve (12) months from the date of such termination, and (ii) the time such Stock Right expires by its terms. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three (3) months and one (1) day following such termination. To the extent that the Optionee was not entitled to exercise the Stock Right at the date of termination or if the Optionee has not exercised such Stock Right to the extent so entitled within the time specified in this Plan, the unexercised Stock Right shall terminate.

       (c) TERMINATION FOR DEATH. In the event of the death of an Optionee, the Stock Right may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Stock Right by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Stock Right on the date of death, within the earlier of (i) twelve (12) months from the date of the Optionee's death, and (ii) the time such Stock Right expires by its terms. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Stock Right by bequest or inheritance does not exercise the unexercised Stock Right within the time specified in this Plan, the Stock Right shall terminate.

       (d) DEFINITION OF TERMINATION. For purposes of this Plan, an Employee shall be deemed terminated when such Employee's employment is deemed to no longer continue within the meaning of Section 422 of the Code and the rules and regulations thereunder. For purposes of this Plan, a Director may be deemed terminated on the date on which such individual is no longer serving

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as a member of the Board. For purposes of this Plan, a Consultant may be deemed terminated on the date on which such person is no longer serving as a an independent contractor to the Company.

       (e) BUYOUT PROVISIONS. The Board may at any time offer to buy out, for a payment in cash or Shares, a Stock Right previously granted, based on such terms and conditions as the Board shall establish and communicate to the Optionee.

     11. NON-TRANSFERABILITY OF STOCK RIGHTS. Stock Rights may not be sold, pledged, assigned, hypothecated, transferred, gifted or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the life of the Optionee only by the Optionee; provided however, that the Board or the Committee may grant Stock Rights that are transferable or amend outstanding Stock Rights so that they become transferable.

     12.  STOCK PURCHASE RIGHTS.

       (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under this Plan and/or cash awards made outside of this Plan. After the Board determines that it will offer Stock Purchase Rights under this Plan, it shall deliver a Right Notice to the offeree. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Board.

       (b) OTHER PROVISIONS. The stock purchase agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the Board in its sole discretion; provided, however, that the purchase price shall be determined in the same manner as the Option Price under
Section 8 for Options which are not Incentive Stock Options. In addition, the provisions of the stock purchase agreement need not be the same with respect to each purchaser.

       (c) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall become a stockholder on the date on which his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

     13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

       (a) CHANGES IN CAPITALIZATION. If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend (but only on Common Stock), stock split, reverse stock split or other similar transaction, or if any other increase or decrease occurs in the number of outstanding Shares without the receipt of consideration by the Company, then an appropriate and proportional adjustment shall be made, as appropriate, in: (i) the number and kind of Shares covered by each outstanding Stock Right; (ii) the number and kind of Shares which have been authorized for issuance under this Plan but as to which no Stock Rights have yet been granted (or which have been returned to this Plan pursuant to Section 3); and/or (iii) the exercise price per Share of stock covered by each such outstanding Stock Right. The granting of stock options, stock purchase rights, phantom stock or similar awards or bonuses to Employees or other Eligible Persons (whether or not under this Plan) and the conversion of any convertible securities of the Company shall not be deemed to have been effected "without the receipt of consideration" for the purposes of this Section.

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       (b)  EFFECT OF DISSOLUTION, MERGER, ETC.  In the event of (i) a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company is not the surviving corporation;
(ii) a sale of all or substantially all of the assets of the Company to another corporation; (iii) a transaction (or a series of related transactions) in which there is a change in the beneficial ownership, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power or value of the Company's then outstanding equity securities; or (iv) the dissolution or liquidation of the Company, this Plan shall terminate, and any outstanding Stock Rights shall terminate, unless provision be made in connection with such transaction for the assumption of such Stock Rights, or the substitution for such Stock Rights of new incentive awards covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. The Board may also provide, in any Option Agreement, that all or a portion of unvested Options accelerate upon a transaction specified in clauses (i) or (iii), above, subject to such terms and conditions as may be approved by the Board.

       (c) NOTICE. To the extent not inconsistent with any applicable law, the Company shall use its reasonable best efforts to give advance notice of any proposed transaction referenced in Section 13(b) to each Optionee who has outstanding, unexercised Stock Rights, which notice shall describe the transaction in general terms and notify the Optionee of any action which the Company and the surviving corporation, if other than the Company, have decided to take pursuant to Section 13(b) with respect to such Optionee's Stock Rights.

       (d) COMPLIANCE WITH INCENTIVE STOCK OPTION PROVISIONS. Notwithstanding anything to the contrary in this Plan, each adjustment made to an Incentive Stock Option pursuant to this Section 13 shall comply with the rules of
Section 424 of the Code or any successor provision, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option, unless otherwise required by this Plan.

     14. TIME OF GRANTING STOCK RIGHTS. The date of grant of a Stock Right shall, for all purposes, be the date on which the Board makes the determination granting such Stock Right, or such other date as is determined by the Board. Notice shall be given within a reasonable time after the date of such grant to each Employee, Consultant or Director to whom a Stock Right is so granted.

     15. AMENDMENT AND TERMINATION OF THIS PLAN. The Board may at any time amend, alter, suspend or discontinue this Plan, but, except as permitted under
Section 13(b), any such amendment or termination of this Plan shall not adversely affect Stock Rights already granted, even if not vested at the date of such amendment or termination, and such Stock Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with
Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     16. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of a Stock Right unless the exercise of such Stock Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without

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

limitation, the Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of a Stock Right, the Company may require the person exercising such Stock Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     17. RESERVATION OF SHARES. During the term of this Plan, the Company shall at all times reserve and keep available such number of authorized Shares as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain authorization from any regulatory body having jurisdiction, which authorization is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability for its failure to issue or sell such Shares as to which such requisite authorization shall not have been obtained.

     18. AGREEMENTS. Stock Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     19.  OBLIGATION TO SELL STOCK.

       (a) OBLIGATION. In the event persons holding at least 60% of the Shares which were outstanding as of January 1, 1996 (the "SELLING HOLDERS") agree, in a bona fide arm's length transaction with an independent person who is not affiliated with or related to the Selling Holders, to make a transfer for value of any of the Shares then held by them, then upon the written demand of the Selling Holders, which shall be given not less than fifteen (15) calendar days prior to the date of such proposed transfer, the Optionee shall transfer a number of the Optionee's Shares to the buyer or transferee designated in the written demand in the same proportion, at the same price and on the same terms and conditions as those set forth in the Selling Holders' written demand. At the date set forth in the written demand from the Selling Holders, the Optionee shall (i) execute such documents as reasonably may be requested in the Selling Holders' demand notice and (ii) deliver certificate(s) for the Shares to be sold, duly endorsed for transfer in the form required, with signatures guaranteed, to the Selling Holders or the buyer or other transferee at the Company's principal office or such other place as the Company or the Selling Holders shall select, and the Selling Holders shall cause the purchase price to be paid to the Optionee in the same form and species as paid to the Selling Holders. In the event the Optionee fails to deliver the Shares held by him or her, the Optionee shall for all purposes be deemed no longer to be a stockholder of the Company, shall have no voting rights, shall not be entitled to any dividends or other distributions with respect to Shares held by him or it, and shall have none of the rights or privileges granted to stockholders of the Company under this or any other agreement.

       (b)  TERMINATION OF OBLIGATIONS.  The obligations described in this
Section 19 shall terminate and no longer be of effect upon an IPO.

     20. MARKET STANDOFF. If requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, the Optionee shall not exercise Stock Rights or sell or otherwise transfer any Subject Shares during periods up to 180-days following the effective date of the first two registration statements of the Company to become effective under the Act to include securities to be sold on

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

behalf of the Company to the public in underwritten public offerings under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     21. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each person who acquires Shares pursuant to this Plan, not less frequently than annually during the period such Optionee or person has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to this Plan, during the period such individual owns such Shares, copies of annual financial statements of the Company. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information. The Optionee shall be required to keep such financial statements confidential and shall not use them for the Optionee's benefit (except in relation to this Plan) or for the benefit of any other person.

     22.  TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES.

       (a) ISSUE AND TRANSFER TAXES. The Company shall pay all original issue and transfer taxes (but not income taxes, if any, unless the Board determines otherwise) with respect to the grant of Stock Rights and the issue and transfer of Shares pursuant to the exercise of such Stock Rights, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its reasonable best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable.

       (b) WITHHOLDING. The grant of Stock Rights and the issuance of Shares pursuant to the exercise of such Stock Rights are conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise of the Stock Rights, unless the Company receives evidence to its satisfaction that such taxes have been paid by or on behalf of such Optionee.

     23. LIABILITY OF COMPANY. Neither the Company, nor any Parent or Subsidiary will be liable to an Optionee granted an Incentive Stock Option or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options granted hereunder are not "incentive stock options" under the Code.

     24. NOTICES. Any notice to be given to the Company pursuant to the provisions of this Plan shall be delivered personally and addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Optionee shall be delivered personally or addressed to such Optionee at the address on the Company's records, or at such other address as such Optionee may designate in writing to the Company. Any notice under this Agreement shall be deemed duly given when delivered personally or when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office, branch post office or mailbox regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares to provide the Company with written notice of such person's direct mailing address in the manner provided above.

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

     25. NO ENLARGEMENT OF RIGHTS. The establishment and maintenance of this Plan is purely voluntary on the part of the Company, and the continuance of this Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment of or contract with any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained by the Company, its Parent, a Subsidiary or a successor entity, or to interfere with the right of the Company or any such corporation to discharge or retire any Employee, Consultant or Director at any time. No Optionee shall have any right to or interest in Stock Rights prior to the grant of such Stock Right to such Optionee, and upon such grant he or she shall have only such rights and interests as are expressly provided under this Plan, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     26.  LEGENDS ON CERTIFICATES.

       (a) FEDERAL LAW. Unless an appropriate registration statement is filed pursuant to the Act with respect to Stock Rights and Shares issuable under this Plan, each certificate representing such Stock Rights and Shares shall be endorsed on its face with a legend substantially as follows:

     THIS RIGHT TO PURCHASE SECURITIES AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS RIGHT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR DISTRIBUTION OF THIS OPTION OR OF THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

       (b) STATE LEGEND. If required by applicable state authorities, each certificate representing the Stock Rights and Shares issuable under this Plan shall be endorsed on its face with any legends required by such authorities.

       (c) ADDITIONAL LEGENDS. Each certificate representing the Stock Rights and Shares issuable under this Plan shall also contain legends as are set forth in any agreement the execution of which is a condition to the exercise of a Stock Right under this Plan. In addition, each agreement shall be endorsed with a legend substantially as follows:

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS RIGHT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE RSX HOLDINGS, INC. 1996 STOCK PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     27. AVAILABILITY OF PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning it.

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

     28. INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained in this Plan invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained in this Plan.

     29. GOVERNING LAW. The Plan shall be governed and construed in accordance with the laws of the State of California applicable to contracts executed, and to be fully performed, in California between or among California residents. Any action or proceeding arising under or pertaining to this Plan shall be brought only in a state or federal court of competent jurisdiction located in the County of Santa Clara in the State of California.

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